UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9540 Towne Center Drive, Suite 100

San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 450-9009

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2010, BakBone Software Incorporated (the “Company”) and Quest Software, Inc. (“Quest”) announced the execution of an Arrangement Agreement, dated as of November 8, 2010, among Quest, Bolts Acquisition Corporation, a Canadian corporation and a wholly-owned subsidiary of Quest (“Acquisition Sub”) and the Company (the “Arrangement Agreement”), which contemplates the acquisition by Quest, through Acquisition Sub, of all of the outstanding equity securities of the Company pursuant to a “plan of arrangement” (the “Arrangement”) under Canadian law. Upon the closing of the Arrangement, (i) the Company will become a wholly-owned subsidiary of Quest, (ii) each of the Company’s common shares issued and outstanding immediately prior to the closing will be acquired for USD$0.33 in cash, (iii) each of the Company’s Series A Preferred shares will be acquired for USD$1.291667 in cash and (iv) all outstanding options and warrants to acquire the Company’s common shares will be terminated for no consideration. In addition, in fulfillment of certain obligations of the Company in connection with its acquisition of ColdSpark, Inc. in May 2009, the Company will, concurrently with the consummation of the Arrangement, become obligated to issue certain additional common shares and pay approximately USD$4.1 million to the former shareholders of ColdSpark, Inc. The aggregate purchase price for the transaction is approximately USD$55 million, including the payment of certain debt obligations and net of anticipated cash on hand. GCA Savvian is acting as financial advisor to the Company.

The Arrangement is to be implemented by way of a statutory plan of arrangement and is subject to the approval of (i) 66 2/3% of the votes cast by the Company’s security holders, including common shareholders, Series A Preferred shareholders and holders of stock options and warrants, voting as a single class, and (ii) a simple majority of the votes cast by the common shareholders (excluding the shares held by certain entities affiliated with JK&B Capital, the Company’s largest common shareholder). The JK&B Capital-affiliated shareholders, affiliates of VantagePoint Venture Partners, and each of the Company’s directors who owns common shares (collectively representing 100% of the outstanding Series A Preferred shares (the “Preferred Stock”) and approximately 16% of the outstanding common shares), have entered into Voting and Support Agreements with Quest and Acquisition Sub providing, among other things, that they will vote in favor of the resolutions approving the Arrangement. The foregoing descriptions of each of the Voting and Support Agreements is qualified in its entirety by reference to the forms of Voting and Support Agreement attached hereto as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

The completion of the Arrangement must also be approved by the Court of Queen’s Bench, Alberta, Canada and is subject to other closing conditions as set forth in the Arrangement Agreement.

The Company has made various representations and warranties and agreed to specified covenants in the Arrangement Agreement, including covenants relating to the Company’s conduct of its business between the date of the Arrangement Agreement and the closing of the Arrangement, restrictions on solicitation of proposals with respect to alternative transactions, public disclosures and other matters. The Arrangement Agreement contains certain termination rights of Quest and the Company and provides that, upon the termination of the Arrangement Agreement under specified circumstances, the Company will be required to pay Quest a termination fee of either USD$600,000 or USD$2,350,000, as applicable. In addition, upon the termination of the Arrangement Agreement under certain of the circumstances where a termination fee is payable, as well as certain additional circumstances where no termination fee is payable, the Company will be required to pay Quest an expense reimbursement of up to USD$800,000.

The respective boards of directors of Quest and the Company have approved the Arrangement Agreement, and the Company’s board of directors recommends that shareholders of the Company vote in favor of resolutions approving the Arrangement. The two directors elected to the Company’s board of directors by the VantagePoint Shareholders (as defined below) abstained from voting on all matters related to the Arrangement Agreement and the Arrangement. The Arrangement is not subject to the approval of Quest’s shareholders.

The foregoing description of the Arrangement and the Arrangement Agreement is qualified in its entirety by reference to the Arrangement Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The Arrangement Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The Arrangement Agreement contains representations and warranties that the Company has made to Quest. Such representations, warranties and covenants (i) have been made only for purposes of the Arrangement Agreement, (ii) have been qualified by confidential disclosures made to Quest in connection with the Arrangement Agreement, (iii) are subject to materiality qualifications contained in the Arrangement Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Arrangement Agreement or such other date as is specified in the Arrangement Agreement, and (v) have been included in the Arrangement Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

In connection with entering into the Arrangement Agreement, the Company also entered into two separate agreements with groups of its shareholders, both intended to facilitate the Arrangement Agreement and the Arrangement, as follows:

First, pursuant to an Agreement dated as of November 8, 2010 (the “VantagePoint Agreement”) among the Company, VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P. (collectively, the “VantagePoint Shareholders”), the VantagePoint Shareholders have agreed, concurrently with the consummation of the Arrangement, to accept cash consideration equal to USD$1.291667 per share of Preferred Stock held by them, in lieu of the USD$1.49475 (CDN$1.50) per share amount which the VantagePoint Shareholders would otherwise be entitled to receive with respect to their Preferred Stock as a result of the Arrangement, as set forth in the Company’s charter documents (assuming an exchange rate of CDN$1.002900 to USD$1.00 as quoted by WM/Reuters on November 8, 2010). The VantagePoint Agreement also provides for mutual general releases between the Company and the VantagePoint Shareholders and other persons associated with them. The VantagePoint Agreement is terminable by the VantagePoint Shareholders upon any amendment of the Arrangement Agreement to alter the amount of any of the consideration payable thereunder and certain other matters, or upon any amendment of the ColdSpark Agreement (as defined below), and terminates automatically upon any termination of the Arrangement Agreement. The foregoing description is qualified in its entirety by reference to the VantagePoint Agreement attached hereto as Exhibit 10.3, which is incorporated herein by reference.

Second, pursuant to a Settlement Agreement and General Release of Claims dated as of November 8, 2010 (the “ColdSpark Agreement”) between the Company and JK&B Capital IV,

JK&B Capital IV QIP and Tom Neustaetter, individually and in his capacity as attorney-in-fact for and on behalf of the former shareholders of ColdSpark, Inc. (collectively, the “ColdSpark Shareholders”), the ColdSpark Shareholders have agreed, concurrently with the consummation of the Arrangement, to accept USD$4,106,000 as payment in full of the remaining cash consideration owed by the Company to the ColdSpark Shareholders pursuant to an Agreement and Plan of Merger dated as of May 11, 2009, pursuant to which the Company acquired ColdSpark, Inc., in lieu of the USD$6,625,000 to which the ColdSpark Shareholders would otherwise be entitled thereunder. The ColdSpark Agreement also provides for mutual general releases between the Company and the ColdSpark Shareholders and other persons associated with them. The ColdSpark Agreement is terminable by the ColdSpark Shareholders upon any amendment of the Arrangement Agreement to alter the amount of any of the consideration payable thereunder and certain other matters, or upon any amendment of the VantagePoint Agreement, and terminates automatically upon any termination of the Arrangement Agreement. The foregoing description is qualified in its entirety by reference to the ColdSpark Agreement attached hereto as Exhibit 10.4, which is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of the Securities Litigation Reform Act. All statements included in this Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Any such projections or statements include the current views of the Company with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such results will be achieved. Risks and uncertainties include the satisfaction of closing conditions for the Arrangement, including the approval of the Company’s security holders and the approval of the Court of Queen’s Bench of Alberta; the possibility that the transaction will not be completed, or if completed, not completed on a timely basis; general industry conditions and competition; and business and economic conditions; and other risks described from time to time in the Company’s Securities and Exchange Commission (“SEC”) and SEDAR filings, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2010. The Company disclaims any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. In connection with the Arrangement, the Company will file a proxy statement with the SEC and on SEDAR. ALL INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THIS PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE ARRANGEMENT, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE ARRANGEMENT ON BEHALF OF THE COMPANY, AND THE INTERESTS OF THESE PERSONS IN THE ARRANGEMENT AND RELATED MATTERS. The Company intends to mail the proxy statement to its security holders once such proxy statement is no longer subject to SEC review. Investors and security holders may obtain a free copy of the proxy statement when available and other documents filed by the Company with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the proxy statement may be obtained by contacting General Counsel of the Company at 9540 Towne Centre Dr., Suite 100, San Diego, CA 92121, United States of America. In addition to the proxy statement, the Company and Quest file annual, quarterly, and special reports and proxy statements and other information with the SEC, and, in the case of the Company, on SEDAR.

INTERESTS OF CERTAIN PERSONS IN THE ARRANGEMENT

The Company and its respective directors, executive officers and certain members of its management and other employees may be soliciting proxies from its shareholders in favor of the Arrangement and other related matters. Information concerning persons who may be considered participants in the solicitation of the Company’s shareholders under the rules of the SEC will be set forth in the proxy statement to be filed by the Company.

Item 8.01.	Other Events.

On September 29, 2010, the Company announced that it expected to hold its 2010 annual meeting of shareholders on December 15, 2010. As a result of the Company’s entry into the Arrangement Agreement, the Company will no longer be holding its annual meeting on December 15, 2010. The Company intends to mail a proxy statement/information circular announcing a new special meeting date to its shareholders in connection with obtaining shareholder approval of the Arrangement.

On November 10, 2010, the Company distributed certain communications regarding the Arrangement Agreement to certain of its customers and partners. These communications are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1*	Arrangement Agreement, dated as of November 8, 2010, among Quest Software, Inc., Bolts Acquisition Corporation and BakBone Software Incorporated

10.1	Form of Voting and Support Agreement, dated as of November 8, 2010, among Quest Software, Inc., Bolts Acquisition Corporation and certain shareholders of BakBone Software Incorporated

10.2	Form of Voting and Support Agreement, dated as of November 8, 2010, among Quest Software, Inc., Bolts Acquisition Corporation and VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P.

10.3	Agreement, dated as of November 8, 2010, among BakBone Software Incorporated, VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P.

10.4	Settlement Agreement and General Release of Claims, dated as of November 8, 2010, among JK&B Capital IV, JK&B Capital IV QIP and Tom Neustaetter, individually and in his capacity as attorney-in-fact for and on behalf of the former shareholders of ColdSpark, Inc., and BakBone Software Incorporated

99.1	Letter to certain customers of BakBone Software Incorporated, dated November 10, 2010

99.2	Letter to certain business partners of BakBone Software Incorporated, dated November 10, 2010

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED

November 10, 2010	By:	/s/ Steve Martin
Steve Martin
Sr. Vice President, Chief Financial Officer and Interim Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1*	Arrangement Agreement, dated as of November 8, 2010, among Quest Software, Inc., Bolts Acquisition Corporation and BakBone Software Incorporated

10.1	Form of Voting and Support Agreement, dated as of November 8, 2010, among Quest Software, Inc., Bolts Acquisition Corporation and certain shareholders of BakBone Software Incorporated

10.2	Form of Voting and Support Agreement, dated as of November 8, 2010, among Quest Software, Inc., Bolts Acquisition Corporation and VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P.

10.3	Agreement, dated as of November 8, 2010, among BakBone Software Incorporated, VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV, L.P. and VantagePoint Venture Partners IV Principals Fund, L.P.

10.4	Settlement Agreement and General Release of Claims, dated as of November 8, 2010, among JK&B Capital IV, JK&B Capital IV QIP and Tom Neustaetter, individually and in his capacity as attorney-in-fact for and on behalf of the former shareholders of ColdSpark, Inc., and BakBone Software Incorporated

99.1	Letter to certain customers of BakBone Software Incorporated, dated November 10, 2010

99.2	Letter to certain business partners of BakBone Software Incorporated, dated November 10, 2010

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission